SUMMARY PROSPECTUS

May 1, 2025

The Advisors’ Inner Circle Fund III

DEMOCRACY INTERNATIONAL FUND

Principal Listing Exchange: NYSE Arca, Inc.

Ticker Symbol: DMCY

INVESTMENT ADVISER:

DEMOCRACY INVESTMENT MANAGEMENT LLC

INVESTMENT SUB-ADVISER:

VIDENT ASSET MANAGEMENT

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.democracyinvestments.com/fund. You can also get this information at no cost by calling 1-877-776-3629 (1-877-PRO-DMCY), by sending an e-mail request to DemocracyETF@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Democracy International Fund (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Democracy Investments International Index (the “Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses[1]	0.61%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.11)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[1]	0.50%

[1]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[2]

Democracy Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses in the amount of the Acquired Fund Fees and Expenses incurred by the Fund until April 30, 2026. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$184	$329	$752

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Democracy International Fund passively tracks the Democracy Investments International Index (the “Index”), which starts with a market capitalization weighted international (ex-United States) universe and then tilts the market capitalization weightings of the counties represented in the Index (using The Economist Group, Limited’s Democracy Index) to result in an underweighting, relative to its market capitalization, of authoritarian counties, and an overweighting of more democratic countries.

The Fund uses a “passive management” (or indexing) approach in seeking to achieve its investment objective of tracking the total return performance, before fees and expenses, of the Index. The Index is comprised of companies located across the globe, but weights more heavily in the aggregate companies located in countries that are democracy-friendly and weights less heavily in the aggregate companies located in countries with authoritarian regimes. Democracy Investments Index Provider LLC (the “Index Provider”), the Fund’s index provider and an affiliate of the Adviser, analyzes the degree to which a country is democratic or authoritarian by looking to the “Democracy Score” assigned to that country by The Economist Group, Limited’s Democracy Index. A country’s Democracy Score can range from 0-10, with 0 being the lowest Democracy Score and 10 being the highest Democracy Score, and is a composite of sixty indicators, which are grouped into the following five categories:

1.	Electoral process and pluralism

2.	Civil liberties

3.	The functioning of government

4.	Political participation

5.	Political culture

The higher a country’s Democracy Score, the more democratic is the country, while the lower a country’s Democracy Score, the less democratic is the country. The Index Provider has constructed the Index in order to overweight, in the aggregate, investment in democracies that embrace ideals such as freedom of speech, fair elections and civil liberties and underweight, in the aggregate, investment in authoritarian states with links to human rights abuses such as genocide and child labor, as well as environmental abuses and government corruption. The Index is designed for investors whose values align with this investment thesis.

The Index Provider determines the country in which each company in the Index is located based on the “country of risk” designation assigned to the company by Refinitiv. A company’s country of risk designation is based on a number of criteria, including the country in which the company is domiciled, the primary stock exchange on which the company’s shares trade, the location from which the majority of the company’s revenues are generated, and the company’s reporting currency.

The Index construction process begins with the universe of companies that are current members of the Solactive GBS Global Markets ex United States Large & Mid Cap USD Index NTR (market cap weighted, international equities) (the “Solactive Index”). As of April 15, 2025, the Solactive Index consists of over 2,900 individual companies representing 49 countries and intends to track the performance of the large and mid cap segment covering approximately the largest 85% of the free-float market capitalization in global markets (as determined by Solactive AG (“Solactive”)), excluding the United States. The Index Provider first uses the country of risk assigned by a third party data provider (such as Refinitiv or Bloomberg) to each company in the Solactive Index to determine the country in which each such company is located. The Index Provider then multiplies each company’s market capitalization weighting in the Solactive Index by the Democracy Score of the country in which the company is determined to be located and normalizes the products to sum to 100%. In other words, the weight of a specific company in the Index is the product of the company’s Democracy Score and its market capitalization weighting in the Solactive Index (the “Market Capitalization Product”) divided by the sum of all the Market Capitalization Products of all companies in the Index. As a result, each company in the Solactive Index is represented in the Index, but with a different weighting that results from its Democracy Score. In this regard, the Index will consist of companies from countries with both high and low Democracy Scores, but companies located in countries with higher Democracy Scores generally are weighted more heavily in the aggregate and companies located in countries with lower Democracy Scores are weighted less heavily in the aggregate. The Index is currently weighted more heavily in companies located in countries from developed markets as compared to emerging markets. The Index is rebalanced and reconstituted on a quarterly basis.

In constructing the Fund’s portfolio, the Adviser generally will use a representative sampling investment approach designed to achieve the Fund’s investment objective. In doing so, the Fund generally will hold (i) the securities of certain, but not all, Index constituents, consisting of common stocks and American Depositary Receipts (“ADRs”) of large- and medium-capitalization companies, and (ii) shares of country and regional-specific exchange traded funds (“ETFs”), in combination such that the Fund’s returns are designed to track the total return performance, before fees and expenses, of the Index, and the Fund’s portfolio is designed to approximate the Index’s country and sector weightings, and other characteristics such as market capitalization. The Adviser’s representative sampling strategy will result in the Fund (i) having exposure to companies that are located in the same countries as companies in the Index but that are not themselves Index constituents, and (ii) not owning or otherwise not having exposure to companies that are included in the Index. ETFs currently represent a significant portion of the Fund’s portfolio.

In addition to investing in ETFs as discussed above, the Fund also may invest in securities or other investments not included in the Index, but which the Adviser believes will help the Fund to track the Index. For example, the Fund may invest in securities that are not components of the Index so as to reflect various corporate actions and other changes to the Index (such as Index reconstitutions, additions, and deletions).

The Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more countries, geographic regions or economic sectors. As of the date of this Prospectus, the Fund has significant exposure to the financials sector, as defined by the Global Industry Classification Standard (“GICS”).

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Foreign Securities Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The Fund considers an emerging market country to be any country determined to be an emerging market country by Solactive’s country classification framework.

Democracy Focused Investments Risk — The Index, and thus the Fund’s portfolio, generally weights more heavily in the aggregate companies located in countries with higher Democracy Scores and weights less heavily in the aggregate companies located in countries with lower Democracy Scores. A company’s financial performance is determined by a number of factors, and whether or not the company is located in a country with a higher Democracy Score may have little or no impact on whether the company performs well financially or positively affects the Fund’s performance. Companies located in countries with higher Democracy Scores may underperform companies located in countries with lower Democracy Scores. The Fund may forego some market opportunities available to funds that do not invest in a company based on the Democracy Score of the country in which it is located and, therefore, the Fund may underperform such other funds.

In addition, the Index’s methodology weights a company based on the product of its Democracy Score and market capitalization. Accordingly, the Fund may hold the securities of companies with large market capitalizations located in countries with lower Democracy Scores in greater weight than the securities of companies located in countries with higher Democracy Scores. In this regard, shareholders may have significant exposure to particular companies located in more authoritarian countries and will at all or most times have some exposure to companies located in more authoritarian countries.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, resulting in the dollar value of an investment in the Fund being adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investments in ETFs Risk — When the Fund invests in an ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Medium Capitalization Companies Risk — The risk that medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies. Medium capitalization stocks may be traded over-the-counter or listed on an exchange.

ETF Risks — The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Index Tracking Risk — The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. Because it uses a representative sampling approach, the Fund may experience a greater degree of tracking error than if the Fund sought to hold all of the securities of the Index in proportion to their weighting in the Index.

Passive Investment Risk — The Fund is not actively managed and therefore the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Trading Risk — Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their net asset value (“NAV”). The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underling holdings, which may cause a variance in the market price of the Fund shares and their underlying value. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. The Fund’s representative sampling approach to tracking the Index may cause the Fund’s shares to trade with wider bid/ask spreads than if the Fund used a replication strategy or different representative sampling strategy.

Methodology Risk — The Fund seeks to track the performance of the Index. No assurance can be given that stocks of companies chosen for the Index will outperform stocks of other companies. Moreover, there is no guarantee or assurance that the methodology used to create the Index will result in the Fund achieving positive investment returns or outperforming other investment products.

New Index Provider Risk — The Index was created by and is owned and maintained by the Index Provider, which has not previously been an index provider for a registered fund, which may create additional risks for investing in the Fund. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be reconstituted, rebalanced or disseminated accurately.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk — Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk — Unlike certain ETFs, the Fund may effect some or all creations and redemptions using cash, rather than in-kind securities. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs.

ADR Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by American depositary banks and generally trade on an established U.S. market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Issuer-Specific Risk — Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of sectors.

Financials Sector Risk — Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling toll-free to 1-877-776-3629 (1-877-PRO-DMCY).

BEST QUARTER	WORST QUARTER
14.30%	(13.93)%
12/31/2022	6/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance from 1/1/2025 to 3/31/2025 was 4.72%.

Average Annual Total Returns for Periods Ended December 31, 2024

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to those of an appropriate broad-based index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Democracy International Fund	1 Year	Since Inception (3/31/2021)
Fund Returns Before Taxes	2.70%	2.47%
Fund Returns After Taxes on Distributions	2.01%	1.79%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	2.02%	1.86%
MSCI ACWI ex-USA Index (Net) (USD) (reflects no deduction for fees, expenses or taxes)[1]	5.53%	1.76%
Democracy Investments International Index (reflects no deduction for fees, expenses or taxes)[1]	4.96%	2.93%
Solactive GBS Global Markets ex US Large & Mid Cap NTR Index (USD) (reflects no deduction for fees, expenses or taxes)	5.60%	1.90%
FTSE All World ex-USA Total Return Index (USD) (reflects no deduction for fees, expenses or taxes)	6.13%	2.44%

[1]	Pursuant to new regulatory requirements, the Fund’s broad-based securities market index has changed from the Democracy Investments International Index to the MSCI ACWI ex-USA Index.

Investment Adviser and Sub-Adviser

Democracy Investment Management LLC (the “Adviser”), a majority women-owned and veteran-owned firm, serves as the investment adviser to the Fund. Vident Asset Management (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Portfolio Managers

Democracy Investment Management LLC

Christopher Browne, CFA, Chief Investment Officer of the Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Vident Asset Management

Rafael Zayas, CFA, Senior Vice President, Head of Portfolio Management and Trading of the Sub-Adviser, has served as a portfolio manager of the Fund since its inception in 2021.

Austin Wen, CFA, Senior Portfolio Manager of the Sub-Adviser, has served as a portfolio manager of the Fund since April 2024.

Yin Bhuyan, Senior Portfolio Manager of the Sub-Adviser, has served as a portfolio manager of the Fund since April 2025.

Purchase and Sale of Fund Shares

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.democracyinvestments.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DEM-SM-001-0500